UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
(Exact name of Registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	000-17248 (Commission File Number)	68-0023931 (I.R.S. Employer Identification No.)

2221 Olympic Boulevard
Walnut Creek, California 94595
(Address of principal executive offices)

(925) 935-3840
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Item 4.01  Changes in Registrant's Independent Registered Public Accounting Firm.

On November 3, 2011, Owens Financial Group, Inc., the general partner of Owens Mortgage Investment Fund (the “Partnership”), approved the engagement of Crowe Horwath LLP (“Crowe”) as the Partnership’s new independent registered public accounting firm.  Perry-Smith LLP (“Perry-Smith”) was the Partnership’s former independent registered public accounting firm, and Perry-Smith resigned as the Partnership’s independent registered public accounting firm simultaneous with the engagement of Crowe by the Partnership.  This change was a result of a transaction closed on November 1, 2011 whereby Crowe acquired certain assets of Perry-Smith and certain Perry-Smith personnel became associated with Crowe.

Perry-Smith’s reports on the Partnership’s financial statements for the years ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Partnership’s fiscal years ended December 31, 2010 and 2009, and through November 3, 2011, there were no disagreements between the Partnership and Perry-Smith on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Perry-Smith, would have caused Perry-Smith to make reference to the matter in their report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended December 31, 2010 and 2009 or through November 3, 2011.

The Partnership requested Perry-Smith to furnish the Partnership with a letter addressed to the Commission stating whether Perry-Smith agrees with the above statements. A copy of Perry-Smith’s letter, dated November 3, 2011 is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2010 and 2009 and through the date of this Form 8-K, neither the Partnership nor anyone acting on its behalf consulted Crowe regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s financial statements, and Crowe did not provide either a written report or oral advice to the Partnership that was an important factor considered by the Partnership in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with Perry-Smith on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Perry-Smith, would have caused Perry-Smith to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is furnished with this report pursuant to Item 4.01:

16.1 – Letter to the Securities and Exchange Commission from Perry-Smith LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        OWENS MORTGAGE INVESTMENT FUND,
        a California Limited Partnership

        By:         Owens Financial Group, Inc., General Partner

Dated:  November 3, 2011                                                                By:           /s/   Bryan H. Draper
       Bryan H. Draper, Chief Financial Officer